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                                                                    Exhibit 4.1

                                     [LOGO]

             NUMBER                                    SHARES
               AA                                     SPECIMEN

          COMMON STOCK                              COMMON STOCK

                            ITC LEARNING CORPORATION
              Incorporated under the laws of the State of Maryland

       THIS CERTIFIES that                         CUSIP 45031S 10 6
                                                      See reverse
                                               for certain definitions

                                    SPECIMEN

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF TEN CENTS ($.10) EACH OF THE COMMON STOCK OF ITC LEARNING CORPORATION transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

[SEAL]

Authorized Signature:

                      /s/Anne J. Fletcher         /s/Carl D. Stevens
                           Secretary                  President &
                                               Chief Executive Officer

Countersigned and Registered:   American Securities Transfer & Trust, Inc.
                                P.O. Box 1596
                                Denver, Colorado 80201

                                By:
                                   -------------------------------------
                                Transfer Agent & Registrar Authorized Signature


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                            ITC LEARNING CORPORATION

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in       UNIF GIFT MIN ACT -         Custodian
          common                                   -------------------------
                                                   (Cust)            (Minor)

TEN ENT - as tenants by the entireties             under Uniform Gifts to Minors
                                                   Act
                                                      ----------------------
JT TEN  - as joint tenants with right of                     (State)
          survivorship and not as tenants
          in common

Additional abbreviations may also be used though not in the above list.

The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions or such preferences and/or rights. Requests may be directed to the office of the Corporation or to the Transfer Agent.

For value received,_______________________ hereby sell, assign and transfer unto

 PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

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Please print or typewrite name and address including postal zip code of assignee

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                                                                          Shares
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of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and

 appoint
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Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated
     -------------------------------------


                                                     ---------------------------

Notice: The signature to this assignment must correspond with the name as written upon the face of the Certificate in every particular.